UACSC 97-C
                   UNION ACCEPTANCE CORPORATION
                            (Servicer)
                       MONTH ENDING 5/31/98


PRINCIPAL BALANCE RECONCILIATION              D O L L A R S                                                             NUMBERS
                                                CLASS A-1           CLASS A-2         CLASS A-3       TOTAL CLASS A's
                                              -------------       -------------    --------------      --------------    ------
Original Principal Balance                    27,495,000.00       87,325,000.00    103,570,162.24      218,390,162.24    15,568
Beginning Period Principal Balance                     0.00       69,623,577.67    103,570,162.24      173,193,739.91    13,373
Principal Collections - Scheduled Payments             0.00        2,171,233.23              0.00        2,171,233.23
Principal Collections - Payoffs                        0.00        2,229,725.62              0.00        2,229,725.62       194
Principal Withdrawal from Payahead                     0.00            5,576.54              0.00            5,576.54
Gross Principal Charge Offs                            0.00          530,980.93              0.00          530,980.93        34
Repurchases                                            0.00           27,813.21              0.00           27,813.21         4
                                              -------------       -------------    --------------      --------------    ------
Ending Balance                                         0.00       64,658,248.14    103,570,162.24      168,228,410.38    13,141
                                              =============       =============    ==============      ==============    ======

Certificate Factor                                0.0000000           0.7404323         1.0000000           0.7703113
Pass Through Rate                                    6.2104%              6.290%            6.490%             6.3748%


CASH FLOW RECONCILIATION

Principal Wired                                                  4,420,847.98
Interest Wired                                                   1,686,173.42
Withdrawal from Payahead Account                                     9,277.84
Repurchases (Principal and Interest)                                28,246.42
Charge Off Recoveries                                               51,534.43
Interest Advances                                                   42,110.13
Certificate Account Interest Earned                                 18,628.83
Spread Account Withdrawal                                                0.00
Class A Surety Bond Draw for Class I Interest                            0.00
Class A Surety Bond Draw for Class A
     Principal or Interest                                               0.00
                                                                 ------------

Total Cash Flow                                                  6,256,819.05
                                                                 ============


TRUSTEE DISTRIBUTION  (6/10/98)

Total Cash Flow                                                  6,256,819.05
Unrecovered Advances on Defaulted Receivables                       16,410.73
Servicing Fee (Due and Unpaid)                                           0.00
Interest to Class A-1 Certificateholders                                 0.00
Interest to Class A-2 Certificateholders                           364,943.59
Interest to Class A-3 Certificateholders                           560,141.96
Interest to Class I Certificateholders                             173,195.64
Principal to Class A-1 Certificateholders                                0.00
Principal to Class A-2 Certificateholders                        4,965,329.53
Principal to Class A-3 Certificateholders                                0.00
Surety Bond Premium                                                 21,729.50
Interest Advance Recoveries from Payments                           18,900.10
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or                                            0.00
Interest
Deposit to Payahead                                                 21,822.20
Certificate Account Interest to Servicer                            18,628.83
Payahead Account Interest to Servicer                                  896.37
Excess                                                              94,820.60
                                                                 ------------

Net Cash                                                                 0.00
                                                                 ============


Servicing Fee Retained from Interest Collections                   144,328.12

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                         0.00
Beginning Balance                                                2,729,877.03
Trustee Distribution of Excess                                      94,820.60
Interest Earned                                                     12,067.85
Spread Account Draws                                                     0.00
Reimbursement for Prior Spread Account Draws                             0.00
Distribution of Funds to Servicer                                 (106,888.45)
                                                                 ------------
Ending Balance                                                   2,729,877.03
                                                                 ============

Required Balance                                                 2,729,877.03



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                10,919,508.11
Beginning Balance                                                5,929,809.97
Reduction Due to Spread Account                                          0.00
Reduction Due to Principal Reduction                              (248,266.48)
                                                                 ------------
Ending Balance                                                   5,681,543.49
                                                                 ============

First Loss Protection Required Amount                            5,681,543.49
First Loss Protection Fee %                                             2.00%
First Loss Protection Fee                                            9,784.88



SURETY BOND  RECONCILIATION


Original Balance                                               218,390,162.24
Beginning Balance                                              171,743,462.72
Draws                                                                    0.00
Reimbursement of Prior Draws                                             0.00
                                                               --------------
Ending Balance                                                 171,743,462.72
                                                               ==============

Adjusted Ending Balance Based Upon Required Balance            166,741,142.66
                                                               ==============
Required Balance                                               166,741,142.66


PAYAHEAD RECONCILIATION


Beginning Balance                                                  205,549.78
Deposit                                                             21,822.20
Payahead Interest                                                      896.37
Withdrawal                                                           9,277.84
                                                               --------------
Ending Balance                                                     218,990.51
                                                               ==============

CURRENT DELINQUENCY
                                             GROSS
     # PAYMENTS DELINQUENT     NUMBER       BALANCE       PRINCIPAL    INTEREST
     ---------------------     ------       -------       ---------    --------
1 Payment                        157      2,067,553.13    22,758.43    24,757.17
2 Payments                        69      1,043,176.67    22,794.16    23,571.74
3 Payments                        41        566,500.62    18,721.04    19,447.51
                                 ---      ------------    ---------    ---------
Total                            267      3,677,230.42    64,273.63    67,776.42
                                 ===      ============    =========    =========

Percent Delinquent             2.032%            2.186%




DELINQUENCY RATE (60+)
                                                          RECEIVABLE
                                     END OF PERIOD        DELINQUENCY
   PERIOD            BALANCE         POOL BALANCE            RATE
   ------            -------         ------------            ----
Current            1,609,677.29     168,228,410.38            0.96%
1st Previous       1,620,955.46     173,193,739.91            0.94%
2nd Previous       1,334,140.18     178,215,077.80            0.75%


NET LOSS RATE

                                                                                     DEFAULTED
                                                   LIQUIDATION         AVERAGE        NET LOSS
   PERIOD                             BALANCE       PROCEEDS        POOL BALANCE    (ANNUALIZED)
   ------                             -------       --------        ------------    ------------
Current                              530,980.93      51,534.43     170,711,075.15      3.37%
1st Previous                         229,708.78     161,027.22     175,704,408.86      0.47%
2nd Previous                         335,218.43     137,085.42     181,154,346.78      1.31%

Gross Cumulative Charge Offs       2,297,234.12
Number of Repossessions                      53
Number of Inventoried Autos EOM              42


EXCESS YIELD TRIGGER
                                                            EXCESS YIELD
                     EXCESS           END OF PERIOD          PERCENTAGE
   PERIOD             YIELD           POOL BALANCE          (ANNUALIZED)
Current             152,850.00        168,228,410.38            1.09%
1st Previous        648,306.14        173,193,739.91            4.49%
2nd Previous        595,110.73        178,215,077.80            4.01%
3rd Previous        451,422.87        184,093,615.75            2.94%
4th Previous        466,689.01        189,066,887.49            2.96%
5th Previous        692,491.32        194,224,739.57            4.28%



                                     CURRENT
                                      LEVEL            TRIGGER         STATUS
                                      -----            -------         ------
Six Month Average Excess Yield         3.30%            1.50%            OK

Trigger Hit in Current
     or any Previous Month                                               NO




DATE: 6/5/98                                     /s/ Nancy Meltabarger
                                                 ---------------------------
                                                      NANCY MELTABARGER
                                                  ASSISTANT VICE PRESIDENT